UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): October 24, 2005


                            INTERNATIONAL POWER GROUP, LTD.
             (Exact name of registrant as specified in its charter)


                                     DELAWARE
                    (State of incorporation or organization)

                                     0-51449
                            (Commission file number)

                                   20-1686022
                      (I.R.S. Employer Identification No.)


                     6 Glory Lane, Sussex, New Jersey 07461
                    (Address of principal executive offices)


                                 (973) 875-6423 (Registrant's Telephone Number,
              Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




EXPLANATORY NOTE: This amendment is being made to correct a typographical error in the description under Item 8.01 of the Form 8-K originally filed on November 7, 2005 (the "Original Filing"). Specifically, in the first paragraph of Item
8.01 of the Original Filing, references to "12 Waste-to-Energy Plants" have been changed herein to correctly state "one Waste-to-Energy Plant", in each instance. As correctly indicated in Exhibit 10.1 in the Original Filing and herein, one Waste-to-Energy Plant is composed of 12 Waste-to-Energy Combustion Modules.




Item  8.01 Other Events (Entry into a Conditional Joint Venture and Warrant
           Agreement.

As of November 7, 2005, International Power Group, Ltd. (the "Registrant") entered into a conditional joint venture and warrant agreement with Naanovo International Free Zone, N.V., an Aruba corporation ("Naanovo"). Under its terms, Naanovo is to provide the Registrant $60,000,000 (US) to build 12 Waste-to-Energy plants in Mexico through the Registrant's wholly owned Mexican subsidiary, IPW Group De Mexico SA #1 ("Subsidiary #1"). In consideration, Naanovo will receive a 20% equity and profit sharing interest in Subsidiary #1 and a one-year warrant to purchase up to 1,500,000 shares of the Registrant's common stock at $2.00 per share. In addition, in the event that another 12 waste-to-energy plants are built in Mexico by another Mexican subsidiary of the Registrant to be formed, Naanovo will receive a similar 20% equity and profit sharing interest in the subsidiary.

This agreement is conditioned upon: ratification of the agreement by the boards of both entities within 10 business days; receipt of the $60,000,000 by the Registrant; and issuance of income protection insurance in favor of Naanovo. The conditional joint venture and warrant agreement is attached hereto as Exhibit
10.1 and is incorporated herein by reference.


Item 9.01   Financial Statements and Exhibits.

(c) Exhibits.

10.1    Joint Venture and Warrant Agreement executed as of November 7, 2005.*

*Previously filed with the SEC on November 7, 2005







Signatures.

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
  registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                              INTERNATIONAL POWER GROUP, LTD.

Date:    November 14, 2005                      By:   /s/ Jack Wagenti

                                                  Jack Wagenti
                                                  Vice President and Secretary



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